UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

SCANNER TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer Identification No.)

14505 21st Avenue North, Suite 220

Minneapolis, Minnesota 55447

(Address of Principal Executive Offices)  (Zip Code)

(763) 476-8271

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On June 4, 2007, Scanner Technologies Corporation (the “Company”) issued a press release announcing a final judgment and appeal in New York litigation with ICOS Vision Systems Corporation NV. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

99.1	Press release dated June 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2007

SCANNER TECHNOLOGIES CORPORATION
By	/s/ Elwin M. Beaty
Elwin M. Beaty President, Chief Executive Officer and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 4, 2007	000-08149

SCANNER COMMUNICATIONS, INC.

EXHIBIT NO.	ITEM

99.1	Press release dated June 4, 2007